Oppenheimer Champion Income Fund

Supplement dated March 31, 2009 to the
Prospectus dated January 28, 2009

This supplement amends the Prospectus of Oppenheimer Champion Income Fund (the "Fund") dated January 28, 2009.

1. Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," beginning on page 20 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund's portfolio is managed by Joseph Welsh, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Welsh is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009 and a Vice President of the Manager since December 2000. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

2. In the section titled "Dividends, Capital Gains and Taxes – Dividends and Distributions," beginning on page 45 of the Prospectus, the first sentence is deleted in its entirety and is replaced by the following:

Dividends and Distributions. The Fund intends to declare dividends from its net investment income on each regular business day and to pay those dividends to shareholders monthly.

March 31, 2009                                                                             PS0190.032